                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                August 28, 1996



                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
                        5895 Windward Parkway, Suite 220
                           Alpharetta, GA 30202-4182


                                    0-22458
                                    -------
                             Commission File Number





GEORGIA                                                    58-194 379
- -------                                                    ----------
                                                   (I.R.S. Employment I.D. No.)





       Registrant's Telephone number, including area code: (770) 442-6640





Form 8-K

Item 2           ACQUISITION OR DISPOSITION OF ASSETS

                 Prior to the transactions described herein, Mountasia Entertainment International, Inc. (the "Company") was the owner of a 16.6% limited partnership interest in National Entertainment Funding, L.P. ("NEF"), the owner of three Family Entertainment Centers ("FECs") in Miami, Florida, Henderson, Nevada, and McAllen, Texas. The Company had constructed the Henderson and McAllen FECS for NEF and sold the Miami FEC to NEF.

                 On April 3, 1996, the Company entered into a Purchase and Sale Agreement with Family Funn Entertainment, Inc. ("FFE") and Family Entertainment Funding, L.P. ("FEF") to acquire their respective general and limited partnership interests in NEF in exchange for 9.1% Subordinated Convertible Debentures to be issued by the Company (the "Debentures") in denominations designated in the agreement. At that time the parties also entered into a "Letter Agreement Concerning Closing" in which all parties agreed that the closing of the transaction would not occur until the Company had obtained the consent of NationsBank, N.A. (South) ("NationsBank") to the contemplated purchase and the consent of a majority of FEF's limited partners. On April 19, 1996 these parties entered into another letter agreement by which they agreed that the consent of NationsBank would no longer be required if NationsBank's loans to the Company and/or NEF were sold to a third party.

                 Also on April 3, 1996, the Company entered into a Purchase and Sale Agreement with the shareholders of Amusement Co., Inc. ("ACI"), a general partner of NEF, and Amusement Co. Partners, Inc. ("ACPI"), a limited partner of NEF, and with Capital Trust Investments, Ltd. ("Capital Trust"), to acquire all of the capital stock of ACI and ACPI and to acquire a $3 million promissory note from Capital Trust in exchange for Debentures in denominations designated in the agreement. The parties to this agreement also entered into a "Letter Agreement Concerning Closing" on that day agreeing that the closing would not occur until NationsBank consented to the purchase. On April 19, 1996 these parties entered into another letter agreement by which they agreed that the consent of NationsBank would no longer be required if NationsBank's loans to the Company and/or NEF were sold to a third party.

                 On May 10, 1996, the Company entered into a Purchase and Sale Agreement with Leisure Funn, Inc. ("LFI") to acquire its general partnership interest in NEF in exchange for a $100 Debenture. No separate letter agreements were executed.

                 On August 28, 1996, the Company entered into Closing Agreements with each of the sellers, thereby consummating the transactions described in the Purchase and Sale Agreements described above, and issued the Debentures.





Form 8-K

    The terms of the Debentures are as follows:

    Maturity . . . . . . . . . . . . . . . .  January 1, 2002

    Term and Principal Payments  . . . . . .  The principal shall be paid, at the Company's option, in the form of (i) cash, (ii) shares of Common Stock of the Company having a fair market value equal to the amount of principal due, or (iii) a combination of cash and shares of Common Stock of the Company such that the cash plus the fair market value, as defined, of the shares of Common Stock shall be equal to the amount of principal and any accrued
                                              interest due.

    Interest Rate  . . . . . . . . . . . . .  9.1%, payable quarterly in arrears

    Conversion Rights/Price  . . . . . . . .  Convertible into common stock at any time after April 4, 1997 at a conversion price equal to the lower of (i) the market price as defined, and (ii) $5.00.  Each
                                              Debenture will automatically convert into common stock on
                                              December 31, 2002 in accordance with the above terms. The
                                              Company has the option to require conversion into common
                                              stock at any time after April 4, 1997.

    Subordination  . . . . . . . . . . . . .  Subordinated to all future and existing indebtedness.


    Contemporaneously with the above-described transactions, the Company cancelled and rendered void 122,500 warrants which were originally issued to Laffer Warren & Co., Langland Bay Equities, Ltd., and C.T. Capital Trust N.V., each of which is related to NEF.

    In connection with the above-described transactions, the Company entered into a Consulting Agreement with Capital Trust Developments Limited ("Consultant") on April 3, 1996, to obtain consulting services from Consultant with respect to the Company's acquisition of the NEF partnership interests, in exchange for the issuance of $833,333 of the Debentures to Consultant. The Consulting Agreement was terminated pursuant to the Closing Agreement with the ACI and ACPI shareholders and with Capital Trust, effective as of August 28, 1996.




Form 8-K

    The Company's purchase of the general and limited partnership interests in NEF and of the capital stock of ACI and ACPI has been accounted for under the purchase method of accounting, in accordance with Accounting Principles Board Opinion No. 16, Business Combinations. The total purchase price is calculated to be approximately $19,000,000, which amount includes without limitation the assumption of a note payable by NEF to NationsBank of $4,400,000, the issuance of $11,422,422 of Debentures, cash of $600,000 and the assumption of NEF's net liabilities. The purchase price was determined based upon a multiple of cash flow of the FECs owned by NEF.

    Estimated legal and accounting fees are $150,000, making the total cost of the acquisition approximately $19,150,000.




Form 8-K

Item 7           FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      Financial statements of business acquired

                          It is impractical to provide the required financial statements for the acquired businesses related in
                          Item 2 above at this time. The statements will be prepared and filed under cover of Form 8 as soon as practicable, but not later than sixty (60) days following the date of this report.

                 (b)      Pro forma financial information

                          It is impractical to provide the required pro forma financial information for the acquired businesses referenced in Item 2 above at this time. The information will be prepared and filed under cover of Form 8 as soon as practicable, but not later than sixty (60) days following the date of this report.

                 (c)      Exhibits*

                          1. "Purchase and Sale Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          2. "Letter Agreement Concerning Closing" by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          3. Letter agreement by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 19, 1996.

                          4. "Purchase and Sale Agreement" by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          5. "Letter Agreement Concerning Closing" by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          6. Letter agreement by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital





Form 8-K

                                  Trust Investments Limited and Mountasia
                                  Entertainment International, Inc. dated April 19, 1996.

                          7. "Purchase and Sale Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment International, Inc. dated May 10, 1996.

                          8. "Consulting Agreement" between Mountasia Entertainment International, Inc. and Capital Trust Developments Limited dated April 3, 1996.

                          9. "Closing Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated August 28, 1996.

                          10. "Closing Agreement" by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International, Inc. dated August 28, 1996.

                          11. "Closing Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment International, Inc. dated August 28, 1996.

                          12. Form of 9.1% Subordinated Convertible Debenture due January 1, 2002.

*  All exhibits are to be filed by amendment.





Form 8-K

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          MOUNTASIA ENTERTAINMENT
                                          INTERNATIONAL, INC.
                                          (Registrant)




Date: September 12, 1996                  By: /s/ L. Scott Demerau
                                              --------------------
                                              President, Chief Executive Officer





Form 8-K

                                EXHIBIT INDEX*



EXHIBIT NO.      DESCRIPTION
- -----------      -----------
10.1             "Purchase and Sale Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment
                 Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3, 1996.

10.2             "Letter Agreement Concerning Closing" by and among Family Fun Entertainment, Inc., Family
                 Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3,
                 1996.

10.3             Letter agreement by and among Family Fun Entertainment, Inc., Family Entertainment Funding,
                 L.P., and Mountasia Entertainment International, Inc. dated April 19, 1996.

10.4             "Purchase and Sale Agreement" by and among the sole shareholders of Amusement Co., Inc.,
                 Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment
                 International, Inc. dated April 3, 1996.

10.5             "Letter Agreement Concerning Closing" by and among the sole shareholders of Amusement Co.,
                 Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia
                 Entertainment International, Inc. dated April 3, 1996.

10.6             Letter agreement by and among the sole shareholders of Amusement Co., Inc., Amusement Co.
                 Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International,
                 Inc. dated April 19, 1996.

10.7             "Purchase and Sale Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment
                 International, Inc. dated May 10, 1996.

10.8             "Consulting Agreement" between Mountasia Entertainment International, Inc. and Capital Trust
                 Developments Limited dated April 3, 1996.

10.9             "Closing Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment Funding,
                 L.P., and Mountasia Entertainment International, Inc. dated August 28, 1996.






Form 8-K

10.10            "Closing Agreement" by and among the sole shareholders of Amusement Co., Inc., Amusement Co.
                 Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International,
                 Inc. dated August 28, 1996.

10.11            "Closing Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment
                 International, Inc. dated August 28, 1996.

10.12            Form of 9.1% Subordinated Convertible Debenture due January 1, 2002.


*  All exhibits to be filed by amendment.







Form 8-K
Page 9